UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2012

CAPITAL CITY BANK GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	0-13358	59-2273542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
217 North Monroe Street, Tallahassee, Florida		32301
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (850) 671-0300

___________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAPITAL CITY BANK GROUP, INC.

FORM 8-K
CURRENT REPORT

Item 5.04                 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On November 19, 2012, Capital City Bank Group, Inc. (the “Registrant”) delivered a notice (the “Notice”) to its directors and executive officers informing them that the Capital City Bank Group 401(k) Plan (the “Plan”) will be “blacked out” to exchanges in and new contributions by participants in connection with a change in the investment alternatives and a change in Plan record-keepers and other service providers. The Notice states that, as a result of the foregoing changes, Plan participants will temporarily be unable to direct or diversify investments in their accounts or obtain a distribution from the Plan during a period that will begin on December 15, 2012 and will end during the week of January 21, 2013. A copy of the Notice is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

The Notice further states that the limitations on transactions under the Plan during the blackout will impact the participants’ ability to trade in the Registrant’s common stock through the Plan and thus, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission Regulation BTR (Blackout Trading Restriction), the Registrant’s directors and executive officers are prohibited from directly or indirectly purchasing, selling, or otherwise acquiring or transferring any equity security of the Registrant during the entire period that the participant transactions are restricted under the Plan.

During the blackout period and for a period of two years after the ending date of the black out period, security holders and other interested parties may obtain, without charge, the actual beginning and ending dates for the blackout period by contacting Lindamarie Nwokeji at the telephone number or email below.

The Registrant received the notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended, on November 14, 2012.

Inquiries concerning the blackout should be directed to Lindamarie Nwokeji, Vice President of Human Resources, by telephone at (850) 402-8388, by email at nwokeji.linda@ccbg.com, or by mail at Capital City Bank Group, Inc., 1401 Oven Park Drive, Suite 201, Tallahassee, Florida 32308.

 Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Notice to Directors and Executive Officers dated November 19, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK GROUP, INC.

Date:            November 19, 2012                                                                By: /s/J. Kimbrough Davis
J. Kimbrough Davis,
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Notice to Directors and Executive Officers dated November 19, 2012.